Exhibit 99.2

Statistical Supplement

(unaudited)

Fourth Quarter 2006

Ameriprise Financial, Inc.

Table of Contents

Page
Ameriprise Financial, Inc.
Financial Summary	1
Consolidated Income Statements	2
Adjusted Consolidated Income Statements	3
Financial Advisor and Client Metrics	4
Corporate Volumes	5
Consolidated Balance Sheets	6
Investment Detail	7
Selected Balance Sheet Information	8
Adjusted Segment Information	9
Asset Accumulation and Income Segment
Income Statements	10
Revenues by Product	11
Retail Managed Assets Rollforwards	12
Institutional Managed Assets Rollforwards	13
Financial Advisor Managed Assets Rollforwards	14
Owned Assets Related to Variable Products	15
Net Investment Income and Spread Products	16
Selected Asset Management Performance Information	17
Deferred Acquisition Costs Rollforwards	18
Protection Segment
Income Statements	19
Adjusted Income Statements	20
Adjusted Revenues by Product	21
Selected Statistical Information	22
Product Rollforwards	23
Corporate and Other and Eliminations Segment
Income Statements	24
Capital and Ratings Information	25
Non-GAAP Financial Information and Reclassification	26
Glossary of Selected Terminology	27-29
Exhibit A
RiverSourceSM Mutual Fund Performance and Lipper Ranking	A1-A12
Exhibit B
Adjusted Earnings Reconciliation Tables	B1-B11
Exhibit C
Disclosed Items	C1-C3
Exhibit D
Prior Statistical Supplement Reconciliation Tables	D1

Ameriprise Financial, Inc.

Financial Summary

(in millions, except per share amounts, headcount and where noted, unaudited)	4Q 2005	1Q 2006	2Q 2006	3Q 2006	4Q 2006	4Q’06 vs. 4Q’05 % Change	YTD 2005	YTD 2006
EPS - Basic: (1)
Net income	$0.44	$0.57	$0.57	$0.71	$0.70	59%	$2.32	$2.56
Income from discontinued operations	—	—	—	—	—	—	(0.06)	—
Income attributable to AMEX Assurance, after-tax	—	—	—	—	—	—	(0.23)	—
Separation costs, after-tax	0.33	0.18	0.22	0.23	0.33	—	0.77	0.95
Adjusted earnings, after-tax	$0.77	$0.75	$0.79	$0.94	$1.03	34%	$2.80	$3.51

EPS - Diluted:
Net income	$0.44	$0.57	$0.57	$0.71	$0.69	57%	$2.32	$2.54
Income from discontinued operations	—	—	—	—	—	—	(0.06)	—
Income attributable to AMEX Assurance, after-tax	—	—	—	—	—	—	(0.23)	—
Separation costs, after-tax	0.33	0.18	0.22	0.23	0.33	—	0.77	0.94
Adjusted earnings, after-tax	$0.77	$0.75	$0.79	$0.94	$1.02	32%	$2.80	$3.48

Management’s financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	4.9%	9.9%	12.9%	4.9%	15.6%		8.6%	10.8%
Adjusted earnings growth: Target 10 - 13%	(4.5)%	17.4%	21.9%	29.1%	30.1%		(4.1)%	25.0%
Adjusted ROE: Target 12 - 15%	10.2%	10.4%	10.7%	11.2%	11.8%		10.2%	11.8%

Contribution margin	49.6%	50.0%	52.8%	50.5%	51.9%		50.5%	51.4%
Adjusted contribution margin	49.6%	50.0%	52.8%	50.5%	51.9%		49.9%	51.4%
Net income margin	5.9%	7.4%	6.9%	8.8%	7.9%		7.7%	7.8%
Effective tax rate on net income before discontinued operations	12.0%	24.0%	24.3%	19.8%	15.5%		25.1%	20.8%
Effective tax rate on adjusted earnings	23.4%	26.7%	27.8%	24.0%	23.0%		27.5%	25.2%
Return on equity before discontinued operations	8.0%	7.4%	7.1%	7.6%	8.3%		8.0%	8.3%

Debt to total capital	19.3%	20.7%	25.1%	22.5%	21.9%		19.3%	21.9%
Debt to total capital excluding non-recourse debt	16.8%	17.0%	21.7%	20.5%	20.2%		16.8%	20.2%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.8%	17.0%	17.6%	16.7%	16.4%		16.8%	16.4%

Business metrics summary:
Owned, managed and administered assets (in billions)	$428.2	$445.7	$427.9	$440.0	$466.1	9%	$428.2	$466.1
Total financial advisors	12,440	12,379	12,372	12,427	12,592	1%	12,440	12,592
Clients with a financial plan percentage	44%	44%	44%	44%	45%		44%	45%
Total clients (in thousands)	2,776	2,762	2,770	2,779	2,786	—	2,776	2,786
Gross dealer concession	$469	$527	$545	$545	$596	27%	$1,879	$2,213

Employee base:
Field (employee advisors)	3,268	3,075	3,056	3,063	3,178	(3)%	3,268	3,178
Non-field	8,589	8,582	8,607	8,647	8,680	1%	8,589	8,680

Common shares outstanding	249.9	244.3	244.1	242.1	241.4	(3)%	249.9	241.4

Weighted average common shares outstanding:
Basic	249.9	252.3	246.3	244.5	243.3	(3)%	247.1	246.5
Diluted	250.3	253.5	248.0	246.4	246.3	(2)%	247.2	248.5

Book value:
Book value	$7,687	$7,341	$7,235	$7,753	$7,925	3%	$7,687	$7,925
Book value, excluding the impact of accumulated other comprehensive income (OCI)	7,838	7,783	7,901	7,979	8,134	4%	7,838	8,134
Book value per common share outstanding	30.76	30.05	29.64	32.02	32.83	7%	30.76	32.83
Book value per common share outstanding, excluding the impact of OCI	31.37	31.86	32.37	32.96	33.70	7%	31.37	33.70

(1)                 EPS for other than EPS-Net income are non-GAAP financial measures.

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$651	$710	$721	$720	$814	25%	$2,578	$2,965
Distribution fees	277	301	325	300	374	35%	1,150	1,300
Net investment income	574	574	522	542	566	(1)%	2,241	2,204
Premiums	228	220	229	244	239	5%	979	932
Other revenues	139	144	256	171	168	21%	536	739
Total revenues	1,869	1,949	2,053	1,977	2,161	16%	7,484	8,140

Expenses
Compensation and benefits:
Field	374	423	436	428	478	28%	1,515	1,765
Non-field	281	316	330	328	374	33%	1,135	1,348
Total compensation and benefits	655	739	766	756	852	30%	2,650	3,113
Interest credited to account values	334	324	307	317	316	(5)%	1,310	1,264
Benefits, claims, losses and settlement expenses	234	227	225	233	245	5%	880	930
Amortization of deferred acquisition costs	112	128	153	87	104	(7)%	431	472
Interest and debt expense	21	23	28	32	33	57%	73	116
Other expenses	261	250	304	248	285	9%	1,102	1,087
Total expenses before separation costs (1)	1,617	1,691	1,783	1,673	1,835	13%	6,446	6,982
Income before income tax provision, discontinued operations and separation costs (1)	252	258	270	304	326	29%	1,038	1,158
Income tax provision before tax benefit attributable to separation costs (1)	59	69	75	73	75	27%	289	292
Income before discontinued operations and separation costs (1)	193	189	195	231	251	30%	749	866
Separation costs, after-tax (1)	82	44	54	57	80	(2)%	191	235
Income before discontinued operations	111	145	141	174	171	54%	558	631
Discontinued operations, net of tax	—	—	—	—	—	—	16	—
Net income	$111	$145	$141	$174	$171	54%	$574	$631

Other Information
Net investment gains (losses), after-tax	$3	$3	$4	$9	$17	#	$43	$33
Dividends paid	$27	$28	$27	$27	$26	(5)%	$244	$108
Contribution margin	49.6%	50.0%	52.8%	50.5%	51.9%		50.5%	51.4%

(1)         See non-GAAP Financial Information.

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Adjusted Consolidated Income Statements

Excluding AMEX Assurance and Separation Costs

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$651	$710	$721	$720	$814	25%	$2,575	$2,965
Distribution fees	277	301	325	300	374	35%	1,150	1,300
Net investment income	574	574	522	542	566	(1)%	2,232	2,204
Premiums	228	220	229	244	239	5%	852	932
Other revenues	139	144	256	171	168	21%	537	739
Total revenues	1,869	1,949	2,053	1,977	2,161	16%	7,346	8,140

Expenses
Compensation and benefits:
Field	374	423	436	428	478	28%	1,478	1,765
Non-field	281	316	330	328	374	33%	1,135	1,348
Total compensation and benefits	655	739	766	756	852	30%	2,613	3,113
Interest credited to account values	334	324	307	317	316	(5)%	1,310	1,264
Benefits, claims, losses and settlement expenses	234	227	225	233	245	5%	892	930
Amortization of deferred acquisition costs	112	128	153	87	104	(7)%	414	472
Interest and debt expense	21	23	28	32	33	57%	73	116
Other expenses	261	250	304	248	285	9%	1,088	1,087
Total expenses before separation costs	1,617	1,691	1,783	1,673	1,835	13%	6,390	6,982
Income before income tax provision, discontinued operations and separation costs	252	258	270	304	326	29%	956	1,158
Income tax provision before tax benefit attributable to separation costs	59	69	75	73	75	27%	263	292
Adjusted earnings	$193	$189	$195	$231	$251	30%	$693	$866

Other Information
Adjusted net investment gains (losses), pretax	$5	$4	$6	$14	$27	#	$66	$51
Adjusted contribution margin	49.6%	50.0%	52.8%	50.5%	51.9%		49.9%	51.4%

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Financial Advisors
Employee advisors	3,268	3,075	3,056	3,063	3,178	(3)%	3,268	3,178
Franchisee advisors	7,392	7,491	7,499	7,571	7,651	4%	7,392	7,651
Total branded financial advisors	10,660	10,566	10,555	10,634	10,829	2%	10,660	10,829
Securities America, Inc. registered representatives	1,780	1,813	1,817	1,793	1,763	(1)%	1,780	1,763
Total financial advisors	12,440	12,379	12,372	12,427	12,592	1%	12,440	12,592

Employee advisor retention	64%	62%	60%	63%	63%		64%	63%
Franchisee advisor retention	91%	91%	91%	93%	93%		91%	93%

Gross dealer concession per branded advisor (in thousands)	$38.7	$43.8	$44.7	$45.0	$49.2	27%	$154.7	$182.7

Client Relationships
Total clients (in thousands)	2,776	2,762	2,770	2,779	2,786	—	2,776	2,786
Client retention	94%	92%	93%	93%	93%		94%	93%

Branded advisor clients (in thousands)	1,991	1,990	1,950	1,925	1,933	(3)%	1,991	1,933

Clients with a financial plan percentage	44%	44%	44%	44%	45%		44%	45%

Financial plans sold (in thousands)	55	63	58	55	61	11%	233	237

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Owned, managed and administered assets (in billions)
Owned assets	$86.9	$89.1	$89.1	$92.7	$97.2	12%	$86.9	$97.2
Managed assets	264.0	276.2	276.1	283.4	299.8	14%	264.0	299.8
Administered assets	77.3	80.4	62.7	63.9	69.1	(11)%	77.3	69.1
Total owned, managed and administered assets	$428.2	$445.7	$427.9	$440.0	$466.1	9%	$428.2	$466.1

Ending RiverSource Managed Assets (in billions)	$153.5	$154.3	$151.0	$152.4	$156.7	2%	$153.5	$156.7

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$7,962	$9,524	$9,145	$8,028	$8,574	8%	$32,118	$35,271
Annuities	2,394	2,870	3,475	3,341	3,257	36%	9,287	12,943
Investment certificates	526	435	373	382	696	32%	3,194	1,886
Life and other insurance products	262	289	265	273	274	5%	1,013	1,101
Institutional products and services	2,013	2,250	1,790	1,912	2,485	23%	7,136	8,437
Other	597	755	948	826	1,518	#	3,405	4,047
Total	$13,754	$16,123	$15,996	$14,762	$16,804	22%	$56,153	$63,685

By channel:
Branded advisor cash sales and wrap net flows	$7,043	$8,498	$8,707	$7,761	$9,465	34%	$30,467	$34,431
Securities America, Inc.	1,722	2,037	2,124	1,950	1,805	5%	6,371	7,916
Third-party distribution	266	305	398	427	427	61%	1,015	1,557
Institutional	1,613	2,442	1,647	1,568	2,060	28%	6,695	7,717
Threadneedle	2,755	2,420	2,758	2,705	2,676	(3)%	9,491	10,559
All other (AEB, etc.)	355	421	362	351	371	5%	2,114	1,505
Total	$13,754	$16,123	$15,996	$14,762	$16,804	22%	$56,153	$63,685

Total gross dealer concession	$469	$527	$545	$545	$596	27%	$1,879	$2,213

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	December 31,	March 31,	June 30,	September 30,	December 31,
(in millions, unaudited)	2005	2006	2006	2006	2006
Assets
Cash and cash equivalents	$2,474	$1,650	$2,101	$3,309	$2,717
Investments	39,100	38,100	37,027	36,198	35,553
Receivables	2,172	2,382	2,441	2,504	2,960
Deferred acquisition costs	4,182	4,280	4,342	4,423	4,499
Separate account assets	41,561	45,220	45,751	48,834	53,848
Restricted and segregated cash	1,067	1,084	1,002	1,059	1,236
Other assets	2,565	3,105	3,385	3,177	3,359
Total assets	$93,121	$95,821	$96,049	$99,504	$104,172

Liabilities
Future policy benefits and claims	$32,731	$32,200	$31,546	$30,794	$30,033
Customer deposits	6,641	6,100	5,711	6,391	6,525
Accounts payable and accrued expenses	1,757	1,823	2,097	1,952	1,984
Debt	1,833	1,921	2,419	2,254	2,225
Separate account liabilities	41,561	45,220	45,751	48,834	53,848
Other liabilities	911	1,216	1,290	1,526	1,632
Total liabilities	85,434	88,480	88,814	91,751	96,247

Shareholders’ Equity
Common shares ($.01 par)	2	3	3	3	3
Additional paid-in capital	4,091	4,208	4,254	4,291	4,353
Retained earnings	3,745	3,862	3,976	4,123	4,268
Treasury stock	—	(290)	(332)	(438)	(490)
Accumulated other comprehensive income (loss), net of tax	(151)	(442)	(666)	(226)	(209)
Total shareholders’ equity	7,687	7,341	7,235	7,753	7,925
Total liabilities and shareholders’ equity	$93,121	$95,821	$96,049	$99,504	$104,172

Ameriprise Financial, Inc.

Investment Detail

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Net Investment Income
Investment income on fixed maturities	$550	$543	$522	$524	$531	(3)%	$2,162	$2,120
Realized gains (losses)	5	4	6	14	27	#	66	51
Income related to interest credited and benefits line hedges	11	1	(13)	18	15	36%	20	21
Other (including seed money)	8	26	7	(14)	(7)	#	(7)	12
Total net investment income	$574	$574	$522	$542	$566	(1)%	$2,241	$2,204

Equity by Legal Entity
RiverSource Life Insurance Company	$5,162	$5,009	$4,818	$5,227	$5,270	2%
IDS Property Casualty Insurance Company	506	513	506	534	557	10%
Ameriprise Certificate Company	276	225	199	234	230	(17)%
Ameriprise Bank, FSB	—	—	—	172	169	—
Other	1,743	1,594	1,712	1,586	1,699	(3)%
Total equity by legal entity	$7,687	$7,341	$7,235	$7,753	$7,925	3%

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
RiverSource Life Consolidated
Mortgage backed securities	$6.5	$6.2	$6.0	$5.7	$5.4	(17)%
Commercial mortgage backed securities	3.0	3.0	3.0	3.0	2.9	(3)%
Asset backed securities	1.2	1.2	1.0	0.9	1.0	(17)%
Total	$10.7	$10.4	$10.0	$9.6	$9.3	(13)%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.8	$8.4	$8.0	$7.8	$7.7	(13)%
Commercial mortgage backed securities	3.5	3.5	3.4	3.4	3.4	(3)%
Asset backed securities	1.6	1.5	1.4	1.3	1.2	(25)%
Total	$13.9	$13.4	$12.8	$12.5	$12.3	(12)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,190	$3,147	$3,129	$3,111	$3,096	(3)%
Allowance for loan losses	(44)	(41)	(40)	(40)	(40)	9%
Mortgage loans on real estate, net	$3,146	$3,106	$3,089	$3,071	$3,056	(3)%

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	4Q 2005		1Q 2006		2Q 2006		3Q 2006		4Q 2006
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Earning Assets by Type
Equity	—	—	—	—	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	39.5%	39.4%	37.6%	37.2%	36.8%	36.1%	34.2%	33.9%	31.9%	31.7%
Separate accounts	47.8%	47.8%	50.4%	50.8%	50.8%	51.4%	52.4%	52.6%	55.2%	55.4%
Other	12.7%	12.8%	12.0%	12.0%	12.3%	12.4%	13.3%	13.4%	12.8%	12.8%

Available-for-Sale (AFS) Investments
Corporate debt securities	$18.6	$18.6	$18.5	$18.1	$18.1	$17.5	$17.5	$17.3	$17.0	$16.8
Mortgage and other asset-backed securities	14.1	13.9	13.7	13.4	13.2	12.8	12.7	12.5	12.5	12.3
State and municipal obligations	0.9	0.9	0.9	0.9	1.0	1.0	1.0	1.1	1.0	1.1
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	—	—	—	—	0.1	0.1	0.1	0.1	0.1	0.1
Other debt	0.2	0.3	0.2	0.3	0.3	0.3	0.1	—	0.1	0.1
Total AFS investments	$34.3	$34.2	$33.8	$33.2	$33.2	$32.2	$31.9	$31.5	$31.2	$30.9

AFS Fixed Maturity Asset Quality
AAA	44%		43%		43%		43%		43%
AA	7%		8%		8%		8%		9%
A	19%		19%		18%		18%		17%
BBB	23%		23%		24%		24%		24%
Below investment grade	7%		7%		7%		7%		7%

SFAS 115 related mark-to-market amount in assets, pretax	$(0.1)		$(0.6)		$(1.0)		$(0.4)		$(0.3)

Ameriprise Financial, Inc.

Adjusted Segment Information

Excluding AMEX Assurance and Separation Costs

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Asset Accumulation and Income	$1,343	$1,422	$1,493	$1,423	$1,590	18%	$5,350	$5,928
Adjusted Protection	471	473	496	498	502	7%	1,810	1,969
Corporate and Other and Eliminations	55	54	64	56	69	25%	186	243
Total adjusted revenues	1,869	1,949	2,053	1,977	2,161	16%	7,346	8,140
Expenses
Asset Accumulation and Income	1,156	1,194	1,271	1,231	1,341	16%	4,634	5,037
Adjusted Protection	393	399	404	347	396	1%	1,439	1,546
Adjusted Corporate and Other and Eliminations	68	98	108	95	98	44%	317	399
Total adjusted expenses	1,617	1,691	1,783	1,673	1,835	13%	6,390	6,982
Pretax Segment Income
Asset Accumulation and Income	187	228	222	192	249	33%	716	891
Adjusted Protection	78	74	92	151	106	36%	371	423
Adjusted Corporate and Other and Eliminations	(13)	(44)	(44)	(39)	(29)	#	(131)	(156)
Total adjusted pretax segment income	$252	$258	$270	$304	$326	29%	$956	$1,158

Allocated Equity
Asset Accumulation and Income	$3,864	$3,851	$3,767	$3,910	$3,811	(1)%	$3,864	$3,811
Protection	2,162	2,173	2,234	2,246	2,261	5%	2,162	2,261
Corporate and Other and Eliminations	1,812	1,759	1,900	1,823	2,062	14%	1,812	2,062
Other comprehensive income	(151)	(442)	(666)	(226)	(209)	(38)%	(151)	(209)
Total shareholders’ equity	$7,687	$7,341	$7,235	$7,753	$7,925	3%	$7,687	$7,925

Gross Dealer Concession
Asset Accumulation and Income	$371	$423	$443	$446	$487	31%	$1,494	$1,799
Protection	53	52	52	51	54	2%	205	209
Corporate and Other and Eliminations	45	52	50	48	55	22%	180	205
Total gross dealer concession	$469	$527	$545	$545	$596	27%	$1,879	$2,213

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$72.1	$74.4	$72.6	$76.0	$79.7	11%	$72.1	$79.7
Protection	12.5	13.0	14.1	14.6	15.2	22%	12.5	15.2
Corporate and Other and Eliminations	2.3	1.7	2.4	2.1	2.3	—	2.3	2.3
Total owned assets	86.9	89.1	89.1	92.7	97.2	12%	86.9	97.2
Managed Assets
Asset Accumulation and Income	264.0	276.2	276.1	283.4	299.8	14%	264.0	299.8
Total managed assets	264.0	276.2	276.1	283.4	299.8	14%	264.0	299.8
Administered Assets
Asset Accumulation and Income	77.3	80.4	62.7	63.9	69.1	(11)%	77.3	69.1
Total administered assets	77.3	80.4	62.7	63.9	69.1	(11)%	77.3	69.1
Total owned, managed and administered assets	$428.2	$445.7	$427.9	$440.0	$466.1	9%	$428.2	$466.1

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$592	$646	$654	$657	$749	27%	$2,316	$2,706
Distribution fees	249	273	297	272	344	38%	1,041	1,186
Net investment income	486	475	427	443	454	(7)%	1,923	1,799
Other revenues	16	28	115	51	43	#	70	237
Total revenues	1,343	1,422	1,493	1,423	1,590	18%	5,350	5,928

Expenses
Compensation and benefits - field	316	366	376	370	425	34%	1,266	1,537
Interest credited to account values	297	288	271	281	279	(6)%	1,164	1,119
Benefits, claims, losses and settlement expenses	21	4	12	3	22	5%	52	41
Amortization of deferred acquisition costs	73	87	91	98	63	(14)%	323	339
Interest and debt expense	—	3	5	4	3	—	—	15
Other expenses	449	446	516	475	549	22%	1,829	1,986
Total expenses	1,156	1,194	1,271	1,231	1,341	16%	4,634	5,037
Pretax segment income	$187	$228	$222	$192	$249	33%	$716	$891

Other Information
Net investment gains (losses), pretax	$6	$1	$6	$12	$21	#	$42	$40
Contribution margin	52.8%	53.7%	55.9%	54.0%	54.3%		53.6%	54.5%
Allocated equity	$3,864	$3,851	$3,767	$3,910	$3,811	(1)%	$3,864	$3,811
Return on allocated equity for pretax segment income	19.3%	20.5%	21.7%	21.8%	23.2%		19.3%	23.2%

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees
Asset management	$290	$293	$296	$294	$347	20%	$1,217	$1,230
Variable annuities	134	138	146	150	171	28%	481	605
Fixed annuities	2	1	2	2	1	(50)%	5	6
Brokerage, banking and other	166	214	210	211	230	39%	613	865
Total management, financial advice and service fees	592	646	654	657	749	27%	2,316	2,706

Distribution fees
Asset management	40	46	42	37	39	(3)%	178	164
Variable annuities	8	10	10	10	8	—	35	38
Fixed annuities	2	3	3	2	2	—	10	10
Brokerage, banking and other	199	214	242	223	295	48%	818	974
Total distribution fees	249	273	297	272	344	38%	1,041	1,186

Net investment income
Asset management	7	11	4	22	3	(57)%	23	40
Variable annuities	86	71	68	67	63	(27)%	343	269
Fixed annuities	293	304	278	267	288	(2)%	1,211	1,137
Certificates	78	74	60	70	70	(10)%	296	274
Brokerage, banking and other	22	15	17	17	30	36%	50	79
Total net investment income	486	475	427	443	454	(7)%	1,923	1,799

Other revenues
Asset management	1	8	99	28	20	#	12	155
Variable annuities	5	10	11	12	14	#	26	47
Brokerage, banking and other	10	10	5	11	9	(10)%	32	35
Total other revenues	16	28	115	51	43	#	70	237

Total revenues	$1,343	$1,422	$1,493	$1,423	$1,590	18%	$5,350	$5,928

Total revenues
Asset management	$338	$358	$441	$381	$409	21%	$1,430	$1,589
Variable annuities	233	229	235	239	256	10%	885	959
Fixed annuities	297	308	283	271	291	(2)%	1,226	1,153
Certificates	78	74	60	70	70	(10)%	296	274
Brokerage, banking and other	397	453	474	462	564	42%	1,513	1,953
Total revenues	$1,343	$1,422	$1,493	$1,423	$1,590	18%	$5,350	$5,928

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in billions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
RiverSource Managed Mutual Funds
Beginning assets	$59.4	$58.1	$58.8	$56.8	$57.6	(3)%	$65.3	$58.1
Sales	2.0	2.5	2.7	2.9	2.7	35%	8.1	10.8
Redemptions	(4.2)	(4.7)	(3.7)	(3.6)	(4.2)	—	(18.1)	(16.2)
Market appreciation (depreciation)	1.0	2.9	(0.9)	1.6	3.4	#	3.1	7.0
Other	(0.1)	—	(0.1)	(0.1)	—	#	(0.3)	(0.2)
Total ending assets	$58.1	$58.8	$56.8	$57.6	$59.5	2%	$58.1	$59.5

Percent of Ending Assets Subadvised by Others	11%	13%	12%	12%	13%		11%	13%

RiverSource Managed Mutual Funds by Type
Equity mutual funds	$38.0	$39.1	$37.2	$37.4	$39.0	3%	$38.0	$39.0
Taxable fixed income mutual funds	8.4	8.1	7.9	8.1	8.0	(5)%	8.4	8.0
Tax-exempt fixed income mutual funds	5.6	5.3	5.0	4.9	4.8	(14)%	5.6	4.8
Money market mutual funds	3.5	3.6	3.9	4.3	4.5	29%	3.5	4.5
Hybrid and other mutual funds	2.6	2.7	2.8	2.9	3.2	23%	2.6	3.2
Total ending assets	$58.1	$58.8	$56.8	$57.6	$59.5	2%	$58.1	$59.5

Threadneedle Managed Mutual Funds
Beginning assets	$13.4	$14.0	$15.3	$14.9	$15.6	16%	$12.2	$14.0
Sales	1.5	1.3	1.3	1.2	1.3	(13)%	5.2	5.1
Redemptions	(1.3)	(1.4)	(1.6)	(1.5)	(1.9)	(46)%	(4.4)	(6.4)
Market appreciation (depreciation)	0.8	1.1	(0.8)	0.6	0.9	13%	2.4	1.8
Foreign currency translation	(0.2)	0.1	0.7	0.4	0.7	#	(1.2)	1.9
Other	(0.2)	0.2	—	—	—	#	(0.2)	0.2
Total ending assets	$14.0	$15.3	$14.9	$15.6	$16.6	19%	$14.0	$16.6

Threadneedle Managed Mutual Funds by Type
Equity mutual funds	$10.4	$11.5	$11.0	$11.5	$12.2	17%	$10.4	$12.2
Fixed income mutual funds	2.9	2.9	3.0	3.1	3.3	14%	2.9	3.3
Money market mutual funds	0.2	0.3	0.3	0.3	0.3	50%	0.2	0.3
Hybrid and other mutual funds	0.5	0.6	0.6	0.7	0.8	60%	0.5	0.8
Total ending assets	$14.0	$15.3	$14.9	$15.6	$16.6	19%	$14.0	$16.6

RiverSource Collective Funds
Beginning assets	$11.3	$11.2	$10.8	$10.6	$10.7	(5)%	$12.1	$11.2
Sales	0.3	0.4	0.5	0.3	0.3	—	1.6	1.5
Redemptions	(0.8)	(1.2)	(0.6)	(0.6)	(1.3)	(63)%	(3.4)	(3.7)
Market appreciation (depreciation)	0.2	0.4	—	0.2	0.3	50%	0.5	0.9
Other	0.2	—	(0.1)	0.2	0.1	(50)%	0.4	0.2
Total ending assets	$11.2	$10.8	$10.6	$10.7	$10.1	(10)%	$11.2	$10.1

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Institutional Managed Assets Rollforwards

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in billions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
RiverSource Managed Institutional Accounts
Beginning assets	$27.3	$27.2	$27.5	$27.3	$26.9	(1)%	$30.8	$27.2
Sales	1.0	1.4	0.6	0.9	1.8	80%	3.8	4.7
Redemptions	(0.6)	(0.8)	(0.6)	(1.7)	(0.9)	(50)%	(7.3)	(4.0)
Market appreciation (depreciation)	0.1	0.1	(0.1)	0.3	0.2	#	0.2	0.5
Other	(0.6)	(0.4)	(0.1)	0.1	(0.1)	83%	(0.3)	(0.5)
Total ending assets	$27.2	$27.5	$27.3	$26.9	$27.9	3%	$27.2	$27.9

RiverSource Managed Institutional Assets by Type
Equity ending assets	$2.7	$2.5	$2.5	$2.6	$2.9	7%	$2.7	$2.9
Fixed income ending assets	23.8	24.8	24.3	23.8	24.1	1%	23.8	24.1
Money market ending assets	0.6	0.2	0.4	0.4	0.8	33%	0.6	0.8
Other ending assets	0.1	—	0.1	0.1	0.1	—	0.1	0.1
Total ending assets	$27.2	$27.5	$27.3	$26.9	$27.9	3%	$27.2	$27.9

Threadneedle Managed Institutional Accounts
Beginning assets	$99.6	$99.6	$104.1	$105.2	$108.0	8%	$100.6	$99.6
Sales	7.0	4.6	5.8	5.4	5.9	(16)%	20.9	21.7
Redemptions	(7.9)	(5.5)	(6.8)	(7.6)	(7.9)	—	(25.9)	(27.8)
Market appreciation (depreciation)	2.8	4.0	(3.3)	1.6	3.0	7%	11.1	5.3
Foreign currency translation	(1.4)	0.7	4.4	2.8	5.0	#	(9.4)	12.9
Other	(0.5)	0.7	1.0	0.6	1.1	#	2.3	3.4
Total ending assets	$99.6	$104.1	$105.2	$108.0	$115.1	16%	$99.6	$115.1

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$49.9	$53.9	$52.5	$54.0	$57.8	16%	$49.9	$57.8
Fixed income ending assets	33.6	33.7	35.9	36.9	38.4	14%	33.6	38.4
Money market ending assets	5.8	5.8	5.3	5.1	6.0	3%	5.8	6.0
Other ending assets	10.3	10.7	11.5	12.0	12.9	25%	10.3	12.9
Total ending assets	$99.6	$104.1	$105.2	$108.0	$115.1	16%	$99.6	$115.1

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Financial Advisor Managed Assets Rollforwards

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in billions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Ameriprise Wrap Accounts
Beginning assets	$47.0	$49.7	$54.9	$56.7	$59.9	27%	$37.3	$49.7
Mutual fund net flows	1.3	1.9	1.9	1.2	1.3	—	6.0	6.3
Market appreciation (depreciation) and other	1.4	3.3	(0.1)	2.0	4.7	#	6.4	9.9
Total ending assets	$49.7	$54.9	$56.7	$59.9	$65.9	33%	$49.7	$65.9

Money Market Funds as a % of Ending Assets	6.1%	4.3%	6.2%	5.9%	6.4%		6.1%	6.4%

SAI Wrap Accounts
Beginning assets	$6.7	$8.0	$9.1	$9.8	$10.2	52%	$5.1	$8.0
Net flows	1.5	0.6	0.6	0.3	0.3	(80)%	2.9	1.8
Market appreciation (depreciation) and other	(0.2)	0.5	0.1	0.1	—	#	—	0.7
Total ending assets	$8.0	$9.1	$9.8	$10.2	$10.5	31%	$8.0	$10.5

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Owned Assets Related to Variable Products

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in billions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Variable Annuities (1)
Beginning balance	$31.6	$33.2	$36.1	$36.7	$39.3	24%	$28.3	$33.2
Deposits	1.7	2.1	2.5	2.4	2.6	53%	6.2	9.6
Withdrawals and surrenders	(0.8)	(1.0)	(1.2)	(1.0)	(1.1)	(38)%	(3.3)	(4.3)
Net flows	0.9	1.1	1.3	1.4	1.5	67%	2.9	5.3
Investment performance and interest credited	0.7	1.9	(0.8)	1.1	2.5	#	2.0	4.7
Other	—	(0.1)	0.1	0.1	0.2	—	—	0.3
Total ending balance - contract reserves	$33.2	$36.1	$36.7	$39.3	$43.5	31%	$33.2	$43.5

Assets Managed by RiverSource
Variable annuity separate account assets	$16.4	$17.2	$17.3	$18.1	$19.7	20%
Variable universal life assets (2)	2.2	2.3	2.3	2.4	2.6	18%

Assets Managed by Threadneedle	3.6	4.0	4.0	4.2	4.6	28%

(1)     The fixed portion of the Variable annuities product is included in the Fixed annuities product account values on page 16.

(2)     Revenue associated with this product is included in the Protection segment.

#      Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Net Investment Income
Realized gains (losses)	$6	$1	$6	$12	$21	#	$42	$40
Income related to interest credited and benefits line hedges	11	1	(13)	18	15	36%	20	21
Net investment income	$486	$475	$427	$443	$454	(7)%	$1,923	$1,799

Certificates (Excluding Discontinued Operations)
Beginning balance	$6,392	$5,649	$5,180	$4,863	$4,608	(28)%	$5,831	$5,649
Deposits	538	471	378	390	706	31%	3,244	1,945
Withdrawals and surrenders	(1,337)	(993)	(738)	(700)	(653)	51%	(3,628)	(3,084)
Net flows	(799)	(522)	(360)	(310)	53	#	(384)	(1,139)
Interest credited	56	55	42	56	58	4%	199	211
Other	—	(2)	1	(1)	1	—	3	(1)
Total ending balance	$5,649	$5,180	$4,863	$4,608	$4,720	(16)%	$5,649	$4,720

Asset earnings rate	4.83%	4.89%	4.93%	4.92%	4.90%		4.67%	4.91%
Crediting rate	(3.34)%	(3.48)%	(3.66)%	(3.92)%	(4.15)%		(2.99)%	(3.79)%
Spread (1)	1.49%	1.41%	1.27%	1.00%	0.75%		1.68%	1.12%

Annuities Fixed Account Balances
Beginning balance	$26,460	$26,126	$25,529	$24,801	$23,977	(9)%	$26,979	$26,126
Deposits	207	237	221	232	183	(12)%	1,148	873
Withdrawals and surrenders	(782)	(1,060)	(1,176)	(1,238)	(1,237)	(58)%	(2,989)	(4,711)
Net flows	(575)	(823)	(955)	(1,006)	(1,054)	(83)%	(1,841)	(3,838)
Policyholder interest credited	242	236	230	228	223	(8)%	980	917
Other	(1)	(10)	(3)	(46)	(13)	#	8	(72)
Total ending balance	$26,126	$25,529	$24,801	$23,977	$23,133	(11)%	$26,126	$23,133

Capitalized Interest	$1	$3	$2	$3	$2	#	$15	$10
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$6,999	$6,810	$6,572	$6,277	$5,975	(15)%	$6,999	$5,975

Asset earnings rate	5.60%	5.83%	5.64%	5.21%	5.57%		5.66%	5.57%
Crediting rate	(3.54)%	(3.54)%	(3.54)%	(3.56)%	(3.57)%		(3.58)%	(3.55)%
Spread (2)	2.06%	2.29%	2.10%	1.65%	2.00%		2.08%	2.02%

(1)      The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)      Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported.  The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#       Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Performance Information

	4Q	1Q	2Q	3Q	4Q
	2005	2006	2006	2006	2006
RiverSource Mutual Fund Performance (1)

Equity - 12 month	69%	73%	69%	73%	77%

Fixed Income - 12 month	50%	50%	44%	78%	72%

Taxable Fixed Income - 12 month	80%	78%	67%	78%	67%

Tax-exempt Fixed Income - 12 month	20%	22%	22%	78%	78%

Equity - 3 year	38%	56%	53%	58%	63%

Fixed Income - 3 year	38%	43%	41%	47%	53%

Taxable Fixed Income - 3 year	67%	80%	63%	75%	75%

Tax-exempt Fixed Income - 3 year	20%	22%	22%	22%	33%

Threadneedle Mutual Fund Performance (2)

Equity - 12 month	69%	84%	83%	72%	63%

Fixed Income - 12 month	78%	78%	44%	67%	56%

Equity - 3 year	19%	41%	59%	64%	57%

Fixed Income - 3 year	56%	56%	56%	78%	67%

(1)              Percent of funds, equal weighted in top 2 Lipper quartiles.

(2)              Percent of funds, equal weighted in top 2 S&P quartiles.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Variable Annuities
Beginning balance	$1,641	$1,719	$1,809	$1,887	$1,926	17%	$1,446	$1,719
Capitalization	105	112	113	119	121	15%	385	465
Amortization	(40)	(48)	(56)	(69)	(34)	15%	(166)	(207)
Other (FAS 115)	13	26	21	(11)	(9)	#	54	27
Total ending balance	$1,719	$1,809	$1,887	$1,926	$2,004	17%	$1,719	$2,004

Fixed Annuities
Beginning balance	$409	$396	$391	$381	$359	(12)%	$426	$396
Capitalization	4	6	5	5	3	(25)%	32	19
Amortization	(21)	(21)	(22)	(17)	(20)	5%	(78)	(80)
Other (FAS 115)	4	10	7	(10)	1	(75)%	16	8
Total ending balance	$396	$391	$381	$359	$343	(13)%	$396	$343

Other
Beginning balance	$106	$109	$95	$88	$80	(25)%	$166	$109
Capitalization	4	5	5	4	4	—	19	18
Amortization	(12)	(18)	(13)	(12)	(9)	25%	(78)	(52)
Other (FAS 115)	11	(1)	1	—	(1)	#	2	(1)
Total ending balance	$109	$95	$88	$80	$74	(32)%	$109	$74

#          Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$18	$19	$19	$20	$22	22%	$67	$80
Distribution fees	25	28	27	27	29	16%	106	111
Net investment income	81	89	86	87	92	14%	339	354
Premiums	234	226	234	249	246	5%	1,001	955
Other revenues	113	111	130	115	113	—	435	469
Total revenues	471	473	496	498	502	7%	1,948	1,969

Expenses
Compensation and benefits - field	23	23	22	22	21	(9)%	115	88
Interest credited to account values	37	36	36	36	37	—	146	145
Benefits, claims, losses and settlement expenses	213	223	213	230	223	5%	828	889
Amortization of deferred acquisition costs	39	41	62	(11)	41	5%	108	133
Other expenses	81	76	71	70	74	(9)%	298	291
Total expenses	393	399	404	347	396	1%	1,495	1,546
Pretax segment income	$78	$74	$92	$151	$106	36%	$453	$423

Other Information
Net investment gains (losses), pretax	$(2)	$2	$—	$2	$6	#	$10	$10
Contribution margin	42.0%	40.4%	45.4%	42.2%	44.0%		44.1%	43.0%
Allocated equity	$2,162	$2,173	$2,234	$2,246	$2,261	5%	$2,162	$2,261
Return on allocated equity for pretax segment income	21.9%	19.7%	17.7%	18.1%	19.1%		21.9%	19.1%

#           Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Income Statements

Excluding AMEX Assurance

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$18	$19	$19	$20	$22	22%	$64	$80
Distribution fees	25	28	27	27	29	16%	106	111
Net investment income	81	89	86	87	92	14%	330	354
Premiums	234	226	234	249	246	5%	874	955
Other revenues	113	111	130	115	113	—	436	469
Total revenues	471	473	496	498	502	7%	1,810	1,969

Expenses
Compensation and benefits - field	23	23	22	22	21	(9)%	78	88
Interest credited to account values	37	36	36	36	37	—	146	145
Benefits, claims, losses and settlement expenses	213	223	213	230	223	5%	840	889
Amortization of deferred acquisition costs	39	41	62	(11)	41	5%	91	133
Other expenses	81	76	71	70	74	(9)%	284	291
Total expenses	393	399	404	347	396	1%	1,439	1,546
Adjusted pretax segment income	$78	$74	$92	$151	$106	36%	$371	$423

Other Information
Adjusted net investment gains (losses), pretax	$(2)	$2	$—	$2	$6	#	$10	$10
Adjusted contribution margin	42.0%	40.4%	45.4%	42.2%	44.0%		41.2%	43.0%
Allocated equity	$2,162	$2,173	$2,234	$2,246	$2,261	5%	$2,162	$2,261
Return on allocated equity for adjusted pretax segment income	17.9%	17.7%	17.3%	18.1%	19.1%		17.9%	19.1%

#           Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Revenues by Product

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees
VUL / UL	$16	$18	$18	$19	$21	31%	$60	$76
Auto and Home	1	1	1	1	—	#	3	3
Disability income, LTC and other	1	—	—	—	1	—	1	1
Adjusted management, financial advice and service fees	18	19	19	20	22	22%	64	80
AMEX Assurance	—	—	—	—	—	—	3	—
Total management, financial advice and service fees	18	19	19	20	22	22%	67	80

Distribution fees
VUL / UL	17	18	19	18	18	6%	70	73
Auto and Home	—	1	—	—	1	—	1	2
Disability income, LTC and other	8	9	8	9	10	25%	35	36
Total distribution fees	25	28	27	27	29	16%	106	111

Net investment income
VUL / UL	31	31	29	27	30	(3)%	120	117
Traditional life	4	4	4	4	4	—	16	16
Auto and Home	9	10	10	14	11	22%	29	45
Disability income, LTC and other	37	44	43	42	47	27%	165	176
Adjusted net investment income	81	89	86	87	92	14%	330	354
AMEX Assurance	—	—	—	—	—	—	9	—
Total net investment income	81	89	86	87	92	14%	339	354

Premiums
Traditional life	22	18	18	19	18	(18)%	75	73
Auto and Home(1)	136	133	139	140	147	8%	504	559
Disability income, LTC and other	76	75	77	90	81	7%	295	323
Adjusted premiums	234	226	234	249	246	5%	874	955
AMEX Assurance	—	—	—	—	—	—	127	—
Total premiums	234	226	234	249	246	5%	1,001	955

Other revenues
VUL / UL	110	111	132	111	114	4%	435	468
Auto and Home	—	(1)	—	1	—	—	(2)	—
Disability income, LTC and other	3	1	(2)	3	(1)	#	3	1
Adjusted other revenues	113	111	130	115	113	—	436	469
AMEX Assurance	—	—	—	—	—	—	(1)	—
Total other revenues	113	111	130	115	113	—	435	469

Total revenues	$471	$473	$496	$498	$502	7%	$1,948	$1,969

Total revenues by product
VUL / UL	$174	$178	$198	$175	$183	5%	$685	$734
Traditional life	26	22	22	23	22	(15)%	91	89
Auto and Home	146	144	150	156	159	9%	535	609
Disability income, LTC and other	125	129	126	144	138	10%	499	537
Adjusted total revenues by product	471	473	496	498	502	7%	1,810	1,969
AMEX Assurance	—	—	—	—	—	—	138	—
Total revenues by product	$471	$473	$496	$498	$502	7%	$1,948	$1,969

(1)      Includes intercompany E&O premiums which are eliminated in the Corporate and Other and Eliminations Segment.

#        Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006

Sales
VUL/UL(1)	$92	$90	$86	$84	$90	(2)%	$340	$350
Term and whole life	5	5	5	4	6	20%	20	20
Disability income	6	5	5	5	5	(17)%	21	20
Brokered insurance and other	10	10	10	11	9	(10)%	41	40

Lapse Rate
VUL/UL	5.0%	5.7%	5.6%	6.1%	5.8%		5.2%	5.8%

Face Amount Outstanding
VUL/UL	$105,924	$107,531	$108,974	$110,419	$111,889	6%	$105,924	$111,889
Term and whole life	52,163	54,346	56,517	58,293	60,278	16%	52,163	60,278
Other (2)	1,931	1,906	1,882	1,867	1,855	(4)%	1,931	1,855
Total face amount outstanding	$160,018	$163,783	$167,373	$170,579	$174,022	9%	$160,018	$174,022

Policyholder Reserves (net)
VUL/UL	$7,327	$7,708	$7,653	$7,882	$8,334	14%	$7,327	$8,334
Term and whole life	234	234	237	235	234	—	234	234
Disability income	356	368	374	381	386	8%	356	386
Long term care and other	2,107	2,133	2,147	2,167	2,197	4%	2,107	2,197

Net Amount at Risk(3)
VUL/UL	$48,804	$48,047	$47,731	$47,019	$46,327	(5)%	$48,804	$46,327
Term and whole life	15,616	15,449	15,435	15,091	15,039	(4)%	15,616	15,039

Auto and Home Insurance
Policy count (in thousands)	451	459	469	481	490	9%	451	490
Loss ratio	82.6%	82.8%	74.4%	82.8%	76.1%		82.4%	79.0%
Expense ratio	17.2%	14.9%	15.7%	15.8%	15.4%		15.5%	15.4%

(1)      Includes lump sum deposits.

(2)      Includes only other life insurance.

(3)      Face amount outstanding less policyholder reserves net of re-insurance.

#       Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Product Rollforwards

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$7,131	$7,327	$7,708	$7,653	$7,882	11%	$6,686	$7,327
Premiums and deposits	259	266	264	263	278	7%	1,003	1,071
Investment performance and interest credited	139	339	(98)	183	407	#	447	831
Withdrawals and surrenders	(221)	(242)	(244)	(237)	(257)	(16)%	(865)	(980)
Other	19	18	23	20	24	26%	56	85
Total ending balance	$7,327	$7,708	$7,653	$7,882	$8,334	14%	$7,327	$8,334

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,350	$1,371	$1,397	$1,422	$1,492	11%	$1,239	$1,371
Capitalization	34	34	31	30	31	(9)%	130	126
Amortization	(16)	(14)	(10)	38	(14)	13%	(8)	—
Other (FAS 115)	3	6	4	2	(2)	#	10	10
Total ending balance	$1,371	$1,397	$1,422	$1,492	$1,507	10%	$1,371	$1,507

Term and Whole Life
Beginning balance	$100	$101	$102	$104	$105	5%	$92	$101
Capitalization	6	6	6	6	7	17%	25	25
Amortization	(6)	(6)	(4)	(4)	(3)	50%	(17)	(17)
Other	1	1	—	(1)	—	#	1	—
Total ending balance	$101	$102	$104	$105	$109	8%	$101	$109

Disability Income, LTC and Other
Beginning balance	$445	$448	$446	$447	$448	1%	$436	$448
Capitalization	16	15	12	13	12	(25)%	61	52
Amortization	(12)	(16)	(13)	(11)	(12)	—	(47)	(52)
Other	(1)	(1)	2	(1)	—	#	(2)	—
Total ending balance	$448	$446	$447	$448	$448	—	$448	$448

Auto and Home
Beginning balance	$37	$38	$40	$13	$13	(65)%	$32	$38
Capitalization	6	7	8	12	12	#	25	39
Amortization	(5)	(5)	(35)	(12)	(12)	#	(19)	(64)
Other	—	—	—	—	1	—	—	1
Total ending balance	$38	$40	$13	$13	$14	(63)%	$38	$14

#           Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Income Statements

	4Q	1Q	2Q	3Q	4Q	4Q’06 vs. 4Q’05	YTD	YTD
(in millions, unaudited)	2005	2006	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$41	$45	$48	$43	$43	5%	$195	$179
Distribution fees	3	—	1	1	1	(67)%	3	3
Net investment income (loss)	7	10	9	12	20	#	(21)	51
Premiums(1)	(6)	(6)	(5)	(5)	(7)	(17)%	(22)	(23)
Other revenues	10	5	11	5	12	20%	31	33
Total revenues	55	54	64	56	69	25%	186	243

Expenses
Compensation and benefits - field	35	34	38	36	32	(9)%	134	140
Interest and debt expense	21	20	23	28	30	43%	73	101
Other expenses	12	44	47	31	36	#	110	158
Total expenses before separation costs	68	98	108	95	98	44%	317	399
Pretax segment loss before separation costs	(13)	(44)	(44)	(39)	(29)	#	(131)	(156)
Separation costs, pretax	125	67	84	87	123	(2)%	293	361
Pretax segment loss	$(138)	$(111)	$(128)	$(126)	$(152)	(10)%	$(424)	$(517)

Other Information
Net investment gains (losses), pretax	$1	$1	$—	$—	$—	#	$14	$1
Allocated equity	1,812	1,759	1,900	1,823	2,062	14%	1,812	2,062

(1)        Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#           Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

	December 31,		March 31,		June 30,		September 30,		December 31,
(in millions, unaudited)	2005		2006		2006		2006		2006
Balance Sheet Detail
Senior notes	$1,500		$1,500		$1,500		$1,500		$1,500
Medium term notes	50		—		—		—		—
Junior subordinated notes (1)	—		—		500		500		500

Non-recourse debt
Debt of CDO	283		284		254		254		225
Debt of property fund limited partnerships	—		137		165		—		—
Subtotal non-recourse debt	283		421		419		254		225
Total debt	$1,833		$1,921		$2,419		$2,254		$2,225
Total debt excluding non-recourse debt	$1,550		$1,500		$2,000		$2,000		$2,000
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,550		$1,500		$1,625		$1,625		$1,625

Shareholders’ Equity
Common stock	$2		$3		$3		$3		$3
Additional paid-in capital	4,091		4,208		4,254		4,291		4,353
Retained earnings	3,745		3,862		3,976		4,123		4,268
Treasury stock	—		(290)		(332)		(438)		(490)
Accumulated other comprehensive income (loss), net of tax	(151)		(442)		(666)		(226)		(209)
Total shareholders’ equity	$7,687		$7,341		$7,235		$7,753		$7,925

Total capital	$9,520		$9,262		$9,654		$10,007		$10,150
Total capital excluding non-recourse debt	9,237		8,841		9,235		9,753		9,925
Junior subordinated notes 75% equity credit (1)	$—		$—		$375		$375		$375

Other Information
Ratio of earnings to fixed charges	5.1	x	6.6	x	5.8	x	6.1	x	6.0	x
Ratio of earnings to fixed charges without non-recourse debt interest	5.1	x	7.8	x	7.0	x	7.0	x	6.5	x

Debt to total capital	19.3%		20.7%		25.1%		22.5%		21.9%
Debt to total capital excluding non-recourse debt	16.8%		17.0%		21.7%		20.5%		20.2%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.8%		17.0%		17.6%		16.7%		16.4%

Double Leverage	103.7%		105.9%		105.8%		106.7%		105.1%

	A.M. Best	S & P	Moody’s	Fitch
Financial Strength (as of 12/31/06)
Claims Paying Rating
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	NR	NR	NR

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1)        The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs. These non-GAAP financial measures, which management views as important indicators of financial performance, include:

• Consolidated income statements adjusted to exclude AMEX Assurance and separation costs;

• Protection segment income statements adjusted to exclude AMEX Assurance;

• Total expenses before separation costs;

• Adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance);

• Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

• Adjusted contribution margin (adjusted to exclude AMEX Assurance);

• Income before income tax provision, discontinued operations and separation costs;

• Income tax provision before tax benefit attributable to separation costs;

• Income before discontinued operations and separation costs;

• Separation cost, after-tax;

• Adjusted pretax segment income (adjusted to exclude AMEX Assurance);

• Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

• Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues. Amounts exclude AMEX Assurance.

Adjusted Earnings - Income before discontinued operations, non-recurring separation costs and excluding AMEX Assurance.

Adjusted Net Investment Gains (Losses), Pretax - Represents the net investment gains (losses) adjusted to exclude AMEX Assurance.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using as the numerator adjusted earnings for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Administered Assets - Administered assets include assets for which the Company provides administrative services such as assets of its clients invested in other companies’ products that the Company offers outside of its wrap accounts. These assets include those held in customers’ brokerage accounts. The Company does not exercise management discretion over these assets and does not earn a management fee. These assets are not reported on the Company’s Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - A legal entity owned by IDS Property Casualty Insurance Company that offers travel and other card insurance to American Express customers. This business had historically been reported in the Travel Related Services segment of American Express Company (American Express). Under the separation agreement with American Express, 100 percent of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. Ameriprise Financial expects to sell the legal entity of AMEX Assurance to American Express within two years after September 30, 2005 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment - This segment offers products and services, both the Company’s and other companies’, to help the Company’s retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, and alternative investments. The Company earns revenues in this segment primarily through fees it receives based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. The Company also earns net investment income on owned assets, principally supporting the fixed annuity and certificate businesses and capital supporting the business, and distribution fees on sales of mutual funds and other products. This segment includes the results of SAFC, which through its operating subsidiary, Securities America, Inc. (“SAI”), operates its own separately branded distribution network.

Auto and Home Insurance - Personal auto and home protection products marketed directly to customers through marketing alliances such as with Costco Wholesale and Ford Motor Credit Company. The Company sells these products through its auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home).

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding and nonforfeitable restricted stock rights vested at period-end.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an Ameriprise employee or franchisee-based financial advisor excluding Financial Service Center clients.

Cash Sales - Cash Sales is the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to Ameriprise. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered) or premiums inforce (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue” (e.g. transaction related such as Financial Planning Fees).

Client Group - In general, a client group consists of accounts for an individual, spouse or domestic partner and any accounts owned for, by or with the individual's unmarried children under the age of 21.

Clients With a Financial Plan Percentage - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employees, franchise advisors and the Company’s customer service organization.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, the Company transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express. The assets, liabilities and results of operations of AEIDC are reported as discontinued operations.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment - This segment consists of income derived from financial planning fees, investment income on corporate level assets including unallocated equity and unallocated corporate expenses. This segment also includes non-recurring costs associated with the Company’s separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Debt to Capital Ratio - A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a Collaterized Debt Obligation (“CDO”) consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information excluding, non-recourse debt  that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006. These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of the adjusted income tax provision before tax benefit attributable to separation costs divided by adjusted income (excluding AMEX Assurance) before income tax provision, discontinued operations and separation costs.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. The Company’s adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which the Company is the general partner. As a result, the Company consolidates certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession - An internal measure, commonly used in the financial services industry, of the sales production of the advisor channel.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by the Company.

Managed Assets - Managed assets includes client assets for which the Company provides investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which the Company receives a fee based on assets held in the account). Managed assets also include assets managed by sub-advisors selected by the Company. Managed assets do not include owned assets or administered assets. These assets are not reported on the Company’s Consolidated Balance Sheets.

Mass Affluent - Individuals with $100,000 to $1 million in investable assets.

Mass Affluent and Affluent Client Groups - Client groups with $100,000 or more in invested assets or comparable product values with the Company.

Net Flows - Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain financial assets on the Company’s Consolidated Balance Sheet, principally investments in the general and separate accounts of its life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) - Segment income (loss) before income tax provision (benefit) and discontinued operations.

Protection Segment - This segment offers a variety of protection products, both the Company’s and other companies’, including life, disability income, long term care and auto and home insurance to address the identified protection and risk management needs of the Company’s retail clients. The Company earns revenues in this operating segment primarily through premiums, fees and charges that the Company receives to assume insurance-related risk, fees the Company receives on assets supporting variable universal life separate account balances, and net investment income on owned assets supporting insurance reserves and capital supporting the business.

Ratio of Earnings to Fixed Charges - A ratio comprised of earnings divided by fixed charges. Earnings are defined as income before income tax provision, discontinued operations and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investments and minority interests in consolidated entities. Fixed charges are defined as interest and debt expense, the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a Collaterized Debt Obligation consolidated in accordance with FIN 46(R) and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income - Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters. Estimates of pretax segment income for the last quarter of 2004 were used in these calculations.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Securities America Financial Corporation - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs- The Company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing the Company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features. SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers. The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients - The sum of all clients, individual, business, and institutional, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt excluding non-recourse debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable the Company’s clients to purchase securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. The Company offers clients the opportunity to select proprietary and non-proprietary funds. The Company currently offers discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or an investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in the Company’s wrap accounts generally pay an asset based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses including Rule 12b-1 fees.

EXHIBIT A

RiverSourceSM Mutual Fund Performance and Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of December 31, 2006

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	615.90	12/29/2006	34.25	31%	30.85	34%	25.01	68%
Lipper Fund Ranking / Total Funds in Category				67 / 220		61 / 179		101 / 148
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	7,530.40	12/29/2006	19.66	35%	17.04	3%	13.17	7%
Lipper Fund Ranking / Total Funds in Category				81 / 237		4 / 188		8 / 127
RiverSourceSM Dividend Opportunity Fund	1,633.70	12/29/2006	23.25	8%	14.61	13%	6.63	83%
Lipper Fund Ranking / Total Funds in Category				17 / 237		23 / 188		105 / 127
European Region Funds
RiverSourceSM European Equity Fund	124.10	12/29/2006	32.83	54%	18.30	80%	11.35	83%
Lipper Fund Ranking / Total Funds in Category				53 / 98		74 / 92		67 / 80
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	1,618.80	12/29/2006	16.15	13%	12.10	15%	8.08	24%
Lipper Fund Ranking / Total Funds in Category				16 / 128		15 / 100		19 / 81
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	766.50	12/29/2006	19.15	24%	17.87	6%	9.45	23%
Lipper Fund Ranking / Total Funds in Category				17 / 72		3 / 50		9 / 39
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	118.00	12/29/2006	35.41	36%	13.33	72%	30.15	70%
Lipper Fund Ranking / Total Funds in Category				19 / 53		36 / 49		27 / 38
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	681.90	12/29/2006	23.76	61%	17.81	57%	10.84	82%
Lipper Fund Ranking / Total Funds in Category				124 / 203		110 / 193		134 / 164
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	87.10	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund *	534.60	12/29/2006	26.22	20%	21.51	12%	15.25	23%
Lipper Fund Ranking / Total Funds in Category				36 / 184		16 / 143		26 / 116
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	208.60	12/29/2006	23.02	78%	18.14	82%
Lipper Fund Ranking / Total Funds in Category				84 / 108		73 / 89
RiverSourceSM International Select Value Fund *	2,226.60	12/29/2006	28.31	30%	23.99	14%	19.21	22%
Lipper Fund Ranking / Total Funds in Category				32 / 108		12 / 89		14 / 64
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	105.10	12/29/2006	22.70	72%	18.37	85%
Lipper Fund Ranking / Total Funds in Category				36 / 49		38 / 44
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	7,343.60	12/29/2006	14.95	37%	8.66	58%
Lipper Fund Ranking / Total Funds in Category				294 / 814		390 / 682
RiverSourceSM Fundamental Growth Fund *	271.60	12/29/2006	5.99	97%	3.49	99%
Lipper Fund Ranking / Total Funds in Category				786 / 814		675 / 682
RiverSourceSM Disciplined Equity Fund	2,181.40	12/29/2006	16.47	17%	10.79	17%
Lipper Fund Ranking / Total Funds in Category				132 / 814		113 / 682
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,557.00	12/29/2006	10.91	8%	9.27	10%	3.64	21%
Lipper Fund Ranking / Total Funds in Category				56 / 723		59 / 616		104 / 505
Large Cap Value Fund
RiverSourceSM Equity Value Fund	1,272.30	12/29/2006	20.27	20%	15.56	4%	8.61	30%
Lipper Fund Ranking / Total Funds in Category				99 / 496		13 / 425		92 / 307
RiverSourceSM Large Cap Value Fund	102.50	12/29/2006	19.15	37%	11.42	61%
Lipper Fund Ranking / Total Funds in Category				180 / 496		256 / 425
RiverSourceSM Value Fund *	403.10	12/29/2006	17.65	56%	10.60	75%	7.52	56%
Lipper Fund Ranking / Total Funds in Category				275 / 496		319 / 425		171 / 307
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	31.00	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,237.60	12/29/2006	-0.23	99%	6.27	92%	4.94	64%
Lipper Fund Ranking / Total Funds in Category				614 / 621		446 / 489		247 / 385
RiverSourceSM Aggressive Growth Fund *	564.50	12/29/2006	7.61	55%	9.84	58%
Lipper Fund Ranking / Total Funds in Category				341 / 621		282 / 489
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	2,058.60	12/29/2006	17.00	32%	19.11	5%
Lipper Fund Ranking / Total Funds in Category				94 / 297		10 / 222

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception		Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	10.06	51%	11/13/1996	10.19		11/14/1996	48%
Lipper Fund Ranking / Total Funds in Category		37 / 72					32 / 66
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10.63	15%	10/15/1990	13.21		10/18/1990	34%
Lipper Fund Ranking / Total Funds in Category		12 / 80					9 / 26
RiverSourceSM Dividend Opportunity Fund	7.90	72%	8/1/1988	10.20		8/4/1988	72%
Lipper Fund Ranking / Total Funds in Category		58 / 80					15 / 20
European Region Funds
RiverSourceSM European Equity Fund			6/26/2000	3.09		6/26/2000	85%
Lipper Fund Ranking / Total Funds in Category							51 / 59
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	6.46	77%	1/23/1985	11.20		1/24/1985	34%
Lipper Fund Ranking / Total Funds in Category		32 / 41					2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.65	64%	5/29/1990	6.40		5/31/1990	75%
Lipper Fund Ranking / Total Funds in Category		12 / 18					3 / 3
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	5.14	76%	4/22/1985	8.33		4/25/1985	37%
Lipper Fund Ranking / Total Funds in Category		19 / 24					4 / 10
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	4.13	94%	11/15/1984	9.08		11/15/1984	80%
Lipper Fund Ranking / Total Funds in Category		70 / 74					4 / 4
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund			5/18/2006	14.49
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund *			9/28/2001	16.02		9/28/2001	32%
Lipper Fund Ranking / Total Funds in Category							36 / 114
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *			10/3/2002	21.38		10/3/2002	90%
Lipper Fund Ranking / Total Funds in Category							67 / 74
RiverSourceSM International Select Value Fund *			9/28/2001	19.31		9/28/2001	28%
Lipper Fund Ranking / Total Funds in Category							18 / 64
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *			10/3/2002	26.09		10/3/2002	66%
Lipper Fund Ranking / Total Funds in Category							25 / 37
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund			3/28/2002	5.51		3/28/2002	40%
Lipper Fund Ranking / Total Funds in Category							238 / 594
RiverSourceSM Fundamental Growth Fund *			4/24/2003	7.68		4/24/2003	98%
Lipper Fund Ranking / Total Funds in Category							635 / 649
RiverSourceSM Disciplined Equity Fund			4/24/2003	15.17		4/24/2003	20%
Lipper Fund Ranking / Total Funds in Category							125 / 649
Large Cap Growth Funds
RiverSourceSM Growth Fund	3.21	87%	3/1/1972	11.92		3/2/1972	26%
Lipper Fund Ranking / Total Funds in Category		161 / 186					7 / 26
Large Cap Value Fund
RiverSourceSM Equity Value Fund	8.07	60%	3/20/1995	10.40		3/23/1995	64%
Lipper Fund Ranking / Total Funds in Category		82 / 136					66 / 103
RiverSourceSM Large Cap Value Fund			6/27/2002	10.85		6/27/2002	53%
Lipper Fund Ranking / Total Funds in Category							180 / 344
RiverSourceSM Value Fund *			6/18/2001	6.30		6/18/2001	51%
Lipper Fund Ranking / Total Funds in Category							142 / 282
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund			5/18/2006	4.73
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	8.06	49%	6/4/1957		^
Lipper Fund Ranking / Total Funds in Category		74 / 153
RiverSourceSM Aggressive Growth Fund *			4/24/2003	17.57		4/24/2003	37%
Lipper Fund Ranking / Total Funds in Category							167 / 456
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund			2/14/2002	16.16		2/14/2002	11%
Lipper Fund Ranking / Total Funds in Category							19 / 174

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	5.75	26.53	28.29	23.54	9.41	9.55
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	5.75	12.78	14.75	11.83	9.98	12.80
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Dividend Opportunity Fund	5.75	16.16	12.37	5.38	7.26	9.84
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSourceSM European Equity Fund	5.75	25.19	15.99	10.04		2.15
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	5.75	9.47	9.91	6.80	5.83	10.90
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.75	12.30	15.57	8.16	5.02	6.02
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	5.75	27.62	11.11	28.62	4.52	8.04
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	5.75	16.64	15.51	9.53	3.52	8.79
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	5.75					7.90
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund *	5.75	18.97	19.13	13.89		14.72
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	5.75	15.95	15.83			19.69
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Select Value Fund *	5.75	20.93	21.57	17.81		17.97
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	5.75	15.64	16.06			24.34
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	5.75	8.34	6.53			4.21
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Fundamental Growth Fund *	5.75	-0.11	1.46			5.97
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Disciplined Equity Fund	5.75	9.77	8.63			13.33
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.75	4.53	7.13	2.42	2.61	11.73
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSourceSM Equity Value Fund	5.75	13.36	13.30	7.33	7.43	9.85
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Large Cap Value Fund	5.75	12.30	9.24			9.41
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Value Fund *	5.75	10.89	8.44	6.25		5.17
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	5.75					-1.29
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	5.75	-5.96	4.19	3.70	7.43		^
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Aggressive Growth Fund *	5.75	1.42	7.70			15.70
Lipper Fund Ranking / Total Funds in Category
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	5.75	10.27	16.78			14.76
Lipper Fund Ranking / Total Funds in Category

A3

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund **	14.30	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund **	13.60	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund **	21.00	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund **	16.10	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund **	18.60	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund **	11.20	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund **	20.90	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund **	4.70	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	124.60	12/29/2006	6.39	61%
Lipper Fund Ranking / Total Funds in Category				208 / 341
RiverSourceSM Portfolio Builder Moderate Conservative Fund	279.60	12/29/2006	9.00	17%
Lipper Fund Ranking / Total Funds in Category				57 / 341
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	1,003.70	12/29/2006	12.76	32%
Lipper Fund Ranking / Total Funds in Category				188 / 591
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	1,137.80	12/29/2006	14.97	11%	9.19	22%	5.66	63%
Lipper Fund Ranking / Total Funds in Category				46 / 425		66 / 306		137 / 219
RiverSourceSM Portfolio Builder Moderate Fund	795.10	12/29/2006	11.24	43%
Lipper Fund Ranking / Total Funds in Category				180 / 425
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	1,169.90	12/29/2006	14.45	38%	11.45	33%	8.10	31%
Lipper Fund Ranking / Total Funds in Category				340 / 916		210 / 648		143 / 469
RiverSourceSM Portfolio Builder Aggressive Fund	498.10	12/29/2006	14.72	34%
Lipper Fund Ranking / Total Funds in Category				310 / 916
RiverSourceSM Portfolio Builder Total Equity Fund	451.30	12/29/2006	16.59	15%
Lipper Fund Ranking / Total Funds in Category				131 / 916
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	582.90	12/29/2006	18.32	43%	10.98	77%
Lipper Fund Ranking / Total Funds in Category				190 / 444		263 / 341
Real Estate Funds
RiverSourceSM Real Estate Fund	255.80	12/29/2006	35.29	42%
Lipper Fund Ranking / Total Funds in Category				104 / 252
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	256.60	12/29/2006	15.21		9.77		5.53
Science & Technology Fund
RiverSourceSM Global Technology Fund	173.70	12/29/2006	20.00	8%	11.25	10%	6.61	8%
Lipper Fund Ranking / Total Funds in Category				23 / 291		26 / 262		17 / 238
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	329.80	12/29/2006	9.87	87%	12.28	68%
Lipper Fund Ranking / Total Funds in Category				607 / 703		367 / 543
RiverSourceSM Small Cap Value Fund *	978.80	12/29/2006	16.84	31%	13.88	39%	12.01	43%
Lipper Fund Ranking / Total Funds in Category				213 / 703		208 / 543		182 / 426
RiverSourceSM Small Cap Advantage Fund	639.80	12/29/2006	11.86	76%	11.62	76%	11.21	57%
Lipper Fund Ranking / Total Funds in Category				535 / 703		411 / 543		242 / 426
RiverSourceSM Small Company Index Fund	1,079.20	12/29/2006	14.29	55%	14.02	37%	11.54	51%
Lipper Fund Ranking / Total Funds in Category				384 / 703		199 / 543		217 / 426
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	218.30	12/29/2006	9.02	59%	6.12	83%	1.90	85%
Lipper Fund Ranking / Total Funds in Category				325 / 558		380 / 457		316 / 375
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **	21.30	12/29/2006
Lipper Fund Ranking / Total Funds in Category

A4

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception		Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund **			5/18/2006	11.21
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund **			5/18/2006	12.76
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund **			5/18/2006	13.16
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund **			5/18/2006	13.06
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund **			5/18/2006	13.57
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund **			5/18/2006	12.69
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund **			5/18/2006	13.29
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund **			5/18/2006	13.16
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund			3/4/2004	4.85		3/4/2004	51%
Lipper Fund Ranking / Total Funds in Category							108 / 214
RiverSourceSM Portfolio Builder Moderate Conservative Fund			3/4/2004	6.72		3/4/2004	10%
Lipper Fund Ranking / Total Funds in Category							21 / 214
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund			3/4/2004	9.49		3/4/2004	21%
Lipper Fund Ranking / Total Funds in Category							103 / 492
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	3.62	92%	4/16/1940		^
Lipper Fund Ranking / Total Funds in Category		99 / 107
RiverSourceSM Portfolio Builder Moderate Fund			3/4/2004	8.47		3/4/2004	23%
Lipper Fund Ranking / Total Funds in Category							73 / 319
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *			6/18/2001	6.73		6/18/2001	31%
Lipper Fund Ranking / Total Funds in Category							131 / 428
RiverSourceSM Portfolio Builder Aggressive Fund			3/4/2004	10.70		3/4/2004	29
Lipper Fund Ranking / Total Funds in Category							194 / 676
RiverSourceSM Portfolio Builder Total Equity Fund			3/4/2004	11.96		3/4/2004	13%
Lipper Fund Ranking / Total Funds in Category							87 / 676
Multi Cap Value Funds
RiverSourceSM Select Value Fund *			3/8/2002	10.42		3/8/2002	15%
Lipper Fund Ranking / Total Funds in Category							39 / 268
Real Estate Funds
RiverSourceSM Real Estate Fund			3/4/2004	26.43		3/4/2004	22%
Lipper Fund Ranking / Total Funds in Category							44 / 203
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***			10/25/1999	2.23		10/28/1999
Science & Technology Fund
RiverSourceSM Global Technology Fund	6.19	60%	11/13/1996	5.97		11/14/1996	62%
Lipper Fund Ranking / Total Funds in Category		25 / 41					26 / 41
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *			3/8/2002	9.22		3/8/2002	77%
Lipper Fund Ranking / Total Funds in Category							338 / 440
RiverSourceSM Small Cap Value Fund *			6/18/2001	12.80		6/18/2001	26%
Lipper Fund Ranking / Total Funds in Category							98 / 381
RiverSourceSM Small Cap Advantage Fund			5/4/1999	8.56		5/6/1999	87%
Lipper Fund Ranking / Total Funds in Category							227 / 260
RiverSourceSM Small Company Index Fund	10.41	59%	8/19/1996	10.98		8/22/1996	62%
Lipper Fund Ranking / Total Funds in Category		73 / 124					65 / 104
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *			1/24/2001	0.28		1/24/2001	72%
Lipper Fund Ranking / Total Funds in Category							243 / 338
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **			2/16/2006	7.87
Lipper Fund Ranking / Total Funds in Category

A5

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund **	5.75					4.82
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund **	5.75					6.28
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund **	5.75					6.65
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund **	5.75					6.56
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund **	5.75					7.04
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund **	5.75					6.21
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund **	5.75					6.78
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund **	5.75					6.66
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.75	1.33				3.05
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Conservative Fund	4.75	3.82				4.89
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	5.75	6.28				7.21
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	5.75	8.36	7.05	4.42	3.00		^
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Fund	5.75	4.85				6.22
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	5.75	7.87	9.27	6.83		5.59
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Aggressive Fund	5.75	8.13				8.40
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Total Equity Fund	5.75	9.88				9.64
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	5.75	11.52	8.81			9.07
Lipper Fund Ranking / Total Funds in Category
Real Estate Funds
RiverSourceSM Real Estate Fund	5.75	27.51				23.80
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	—	15.21	9.77	5.53		2.23
Science & Technology Fund
RiverSourceSM Global Technology Fund	5.75	13.10	9.08	5.35	5.57	5.35
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	5.75	3.55	10.09			7.89
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Value Fund *	5.75	10.12	11.66	10.69		11.60
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Advantage Fund	5.75	5.43	9.44	9.90		7.73
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Company Index Fund	5.75	7.72	11.79	10.23	9.76	10.35
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	5.75	2.76	4.04	0.70		-0.72
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **	5.75					1.66
Lipper Fund Ranking / Total Funds in Category

^      Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

*      Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**    Since inception returns are cumulative.

***  RiverSourceSM S&P 500 Index Fund data is for D shares.

A6

Fixed Income Fund Performance & Lipper Ranking

As of December 31, 2006

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **	53.20	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund **	84.10	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	488.20	12/29/2006	6.87	22%	3.63	48%	7.53	39%
Lipper Fund Ranking / Total Funds in Category				23 / 104		45 / 94		31 / 79
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	2,001.90	12/29/2006	10.77	32%	8.92	14%	8.60	51%
Lipper Fund Ranking / Total Funds in Category				144 / 457		53 / 388		161 / 315
RiverSourceSM Income Opportunities Fund	349.10	12/29/2006	8.49	84%	7.48	46%
Lipper Fund Ranking / Total Funds in Category				382 / 457		177 / 388
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	211.30	12/29/2006	3.78	62%	3.13	60%
Lipper Fund Ranking / Total Funds in Category				298 / 486		248 / 419
RiverSourceSM Diversified Bond Fund	2,770.60	12/29/2006	5.39	7%	3.95	14%	4.42	57%
Lipper Fund Ranking / Total Funds in Category				34 / 486		57 / 419		202 / 357
Loan Participation Funds
RiverSourceSM Floating Rate Fund **	504.40	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **	145.60	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund **	332.90	12/29/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund **	207.20	12/29/2006
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	152.20	12/29/2006	4.10	27%	2.95	20%
Lipper Fund Ranking / Total Funds in Category				40 / 150		26 / 133
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	877.50	12/29/2006	3.96	39%	2.03	52%	2.60	48%
Lipper Fund Ranking / Total Funds in Category				32 / 82		40 / 76		32 / 67
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	294.50	12/29/2006	0.00	45%
Lipper Fund Ranking / Total Funds in Category				52 / 117
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	260.30	12/29/2006	4.36	57%	3.54	45%
Lipper Fund Ranking / Total Funds in Category				45 / 78		34 / 76
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	176.10	12/29/2006	4.67	43%	4.31	48%	4.86	58%
Lipper Fund Ranking / Total Funds in Category				50 / 116		53 / 111		55 / 95
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	3,134.80	12/29/2006	4.48	48%	3.66	54%	4.77	54%
Lipper Fund Ranking / Total Funds in Category				123 / 257		135 / 250		121 / 227
RiverSourceSM Tax-Exempt Bond Fund	820.90	12/29/2006	4.29	56%	3.63	55%	4.52	65%
Lipper Fund Ranking / Total Funds in Category				144 / 257		138 / 250		147 / 227
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	91.00	12/29/2006	3.79	35%	2.69	45%	4.06	55%
Lipper Fund Ranking / Total Funds in Category				55 / 160		63 / 139		59 / 108
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	56.70	12/29/2006	3.94	52%	3.35	53%	4.13	86%
Lipper Fund Ranking / Total Funds in Category				27 / 51		27 / 50		43 / 49
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	47.30	12/29/2006	4.11	40%	3.57	50%	4.59	54%
Lipper Fund Ranking / Total Funds in Category				12 / 29		15 / 29		16 / 29
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	341.60	12/29/2006	4.29	42%	3.40	64%	4.59	59%
Lipper Fund Ranking / Total Funds in Category				22 / 52		32 / 49		27 / 45
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	68.80	12/29/2006	4.57	43%	3.58	53%	4.75	57%
Lipper Fund Ranking / Total Funds in Category				43 / 99		53 / 99		50 / 88
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	47.30	12/29/2006	4.06	47%	3.10	59%	4.07	73%
Lipper Fund Ranking / Total Funds in Category				20 / 42		25 / 42		29 / 39

A7

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception	Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **			2/16/2006	8.16
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund **			6/15/2006	4.29
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	4.75	63%	3/20/1989	7.43	3/23/1989	34%
Lipper Fund Ranking / Total Funds in Category		33 / 52				3 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	5.02	62%	12/8/1983	8.33	12/8/1983	48%
Lipper Fund Ranking / Total Funds in Category		73 / 118				11 / 22
RiverSourceSM Income Opportunities Fund			6/19/2003	8.35	6/19/2003	55%
Lipper Fund Ranking / Total Funds in Category						202 / 373
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund			6/19/2003	2.32	6/19/2003	71%
Lipper Fund Ranking / Total Funds in Category						283 / 402
RiverSourceSM Diversified Bond Fund	5.17	70%	10/3/1974	9.18	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		106 / 151				1 / 3
Loan Participation Funds
RiverSourceSM Floating Rate Fund **			2/16/2006	6.29
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **			2/16/2006	8.63
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund **			2/16/2006	9.84
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund **			2/16/2006	10.30
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund			6/19/2003	2.39	6/19/2003	25%
Lipper Fund Ranking / Total Funds in Category						30 / 123
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.15	66%	8/19/1985	6.27	8/22/1985	17%
Lipper Fund Ranking / Total Funds in Category		28 / 42				1 / 5
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund			3/4/2004	2.10	3/4/2004	53%
Lipper Fund Ranking / Total Funds in Category						34 / 64
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund			2/14/2002	4.24	2/14/2002	38%
Lipper Fund Ranking / Total Funds in Category						25 / 66
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.91	64%	8/18/1986	5.91	8/31/1986	80%
Lipper Fund Ranking / Total Funds in Category		44 / 68				16 / 19
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.89	48%	5/7/1979	6.88	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		70 / 145				11 / 23
RiverSourceSM Tax-Exempt Bond Fund	4.91	48%	11/24/1976	6.03	11/30/1976	78%
Lipper Fund Ranking / Total Funds in Category		69 / 145				7 / 8
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.14	87%	11/13/1996	4.20	11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category		62 / 71				59 / 71
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.47	78%	7/2/1987	5.76	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		31 / 39				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.57	60%	7/2/1987	5.94	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		15 / 24				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.79	48%	8/18/1986	5.96	8/31/1986	58%
Lipper Fund Ranking / Total Funds in Category		20 / 41				4 / 6
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.83	60%	8/18/1986	5.75	8/31/1986	77%
Lipper Fund Ranking / Total Funds in Category		38 / 63				13 / 16
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.43	71%	7/2/1987	5.74	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		24 / 33				8 / 8

A8

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **	4.75					3.03
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund **	4.75					-0.66
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	4.75	1.79	1.96	6.49	4.25	7.14
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.75	5.51	7.17	7.55	4.51	8.11
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Opportunities Fund	4.75	3.34	5.75			6.87
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	4.75	-1.15	1.48			0.91
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Diversified Bond Fund	4.75	0.38	2.28	3.41	4.66	9.02
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSourceSM Floating Rate Fund **	4.75					1.24
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **	4.75					3.47
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund **	4.75					4.62
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund **	4.75					5.06
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	4.75	-0.84	1.30			0.99
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.75	-0.98	0.39	1.61	3.64	6.03
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	4.75	-4.75				0.35
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	4.75	-0.60	1.88			3.21
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.75	-0.30	2.63	3.85	4.40	5.66
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.75	-0.48	1.99	3.75	4.38	6.69
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Tax-Exempt Bond Fund	4.75	-0.66	1.96	3.51	4.40	5.86
Lipper Fund Ranking / Total Funds in Category
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.75	-1.14	1.04	3.05	3.63	3.70
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.75	-0.99	1.69	3.12	3.96	5.50
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.75	-0.84	1.90	3.58	4.06	5.67
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.75	-0.67	1.73	3.57	4.28	5.70
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.75	-0.39	1.91	3.74	4.32	5.50
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.75	-0.88	1.44	3.06	3.92	5.48
Lipper Fund Ranking / Total Funds in Category

**    Since inception returns are cumulative.

A9

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of December 31, 2006

Source of Data:  Lipper

Rankings based on annualized total returns, excluding sales charges. Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking Since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date. When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit. RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes. Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown.

You may obtain performance information current to the most recent month-end by visiting www.ameriprise.com/amp/individual/products/investing/mutual-funds.asp.

A10

Important Disclosures

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852. Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall; however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

A11

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member NASD and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets. RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member NASD.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member NASD, are all affiliated with Ameriprise Financial, Inc., which is  no longer affiliated with the American Express Company.

A12

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Year Ended December 31, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance
Revenues
Management, financial advice and service fees	$2,578	$3	$2,575
Distribution fees	1,150	—	1,150
Net investment income	2,241	9	2,232
Premiums	979	127	852
Other revenues	536	(1)	537
Total revenues	7,484	138	7,346

Expenses
Compensation and benefits:
Field	1,515	37	1,478
Non-field	1,135	—	1,135
Total compensation and benefits	2,650	37	2,613
Interest credited to account values	1,310	—	1,310
Benefits, claims, losses and settlement expenses	880	(12)	892
Amortization of deferred acquisition costs	431	17	414
Interest and debt expense	73	—	73
Other expenses	1,102	14	1,088
Total expenses before separation costs (1)	6,446	56	6,390
Income before income tax provision, discontinued operations and separation costs (1),(2)	1,038	82	956
Income tax provision before tax benefit attributable to separation costs (1),(2)	289	26	263
Income before discontinued operations and separation costs (1)	749	$56	$693
Separation costs, after-tax (1)	191
Income before discontinued operations	558
Discontinued operations, net of tax	16
Net income	$574

(1)    Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

(2)    See definition of Effective Tax Rate on Adjusted Earnings included in this supplement.

B1

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Year Ended December 31, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted
Revenues
Management, financial advice and service fees	$67	$3	$64
Distribution fees	106	—	106
Net investment income	339	9	330
Premiums	1,001	127	874
Other revenues	435	(1)	436
Total revenues	1,948	138	1,810

Expenses
Compensation and benefits - field	115	37	78
Interest credited to account values	146	—	146
Benefits, claims, losses and settlement expenses	828	(12)	840
Amortization of deferred acquisition costs	108	17	91
Other expenses	298	14	284
Total expenses	1,495	56	1,439
Pretax segment income	$453	$82	$371

B2

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,869	$—	$1,869	Total revenues

Total expenses before separation costs	1,617	125	1,742	Total expenses

Income before income tax provision and separation costs	252	(125)	127	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	59	(43)	16	Income tax provision

Income before separation costs	193

Separation costs, after-tax	82

Net income (GAAP measure)	$111		$111	Net income

B3

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$7,484	$—	$7,484	Total revenues

Total expenses before separation costs	6,446	293	6,739	Total expenses

Income before income tax provision, discontinued operations, and separation costs	1,038	(293)	745	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	289	(102)	187	Income tax provision

Income before discontinued operations and separation costs	749

Separation costs, after-tax	191

Income before discontinued operations (GAAP measure)	$558		$558	Income before discontinued operations

B4

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,949	$—	$1,949	Total revenues

Total expenses before separation costs	1,691	67	1,758	Total expenses

Income before income tax provision and separation costs	258	(67)	191	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	69	(23)	46	Income tax provision

Income before separation costs	189

Separation costs, after-tax	44

Net income (GAAP measure)	$145		$145	Net income

B5

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,053	$—	$2,053	Total revenues

Total expenses before separation costs	1,783	84	1,867	Total expenses

Income before income tax provision and separation costs	270	(84)	186	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(30)	45	Income tax provision

Income before separation costs	195

Separation costs, after-tax	54

Net income (GAAP measure)	$141		$141	Net income

B6

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,977	$—	$1,977	Total revenues

Total expenses before separation costs	1,673	87	1,760	Total expenses

Income before income tax provision and separation costs	304	(87)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	73	(30)	43	Income tax provision

Income before separation costs	231

Separation costs, after-tax	57

Net income (GAAP measure)	$174		$174	Net income

B7

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,161	$—	$2,161	Total revenues

Total expenses before separation costs	1,835	123	1,958	Total expenses

Income before income tax provision and separation costs	326	(123)	203	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(43)	32	Income tax provision

Income before separation costs	251

Separation costs, after-tax	80

Net income (GAAP measure)	$171		$171	Net income

B8

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$8,140	$—	$8,140	Total revenues

Total expenses before separation costs	6,982	361	7,343	Total expenses

Income before income tax provision and separation costs	1,158	(361)	797	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	292	$(126)	166	Income tax provision

Income before separation costs	866

Separation costs, after-tax	235

Net income (GAAP measure)	$631		$631	Net income

B9

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
December 31, 2005
Return	$558	$135	$693
Equity	$6,980	$(168)	$6,812
Return on Equity	8.0%		10.2%

March 31, 2006
Return	$528	$192	$720
Equity	$7,156	$(235)	$6,921
Return on Equity	7.4%		10.4%

June 30, 2006
Return	$520	$236	$756
Equity	$7,348	$(291)	$7,057
Return on Equity	7.1%		10.7%

September 30, 2006
Return	$571	$236	$807
Equity	$7,550	$(336)	$7,214
Return on Equity	7.6%		11.2%

December 31, 2006
Return	$631	$235	$866
Equity	$7,588	$(273)	$7,315
Return on Equity	8.3%		11.8%

(1)             Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)             Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B10

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

(in millions, unaudited)	4Q 2005		1Q 2006		2Q 2006		3Q 2006		4Q 2006		4Q’06 vs. 4Q’05 % Change	YTD 2005		YTD 2006

Ratio of Earnings to Fixed Charges (1)

Earnings	$159		$225		$225		$258		$244		53%	$859		$952
Fixed charges	$31		$34		$39		$42		$41		32%	$113		$156
Ratio of earnings to fixed charges	5.1	x	6.6	x	5.8	x	6.1	x	6.0	x	18%	7.6	x	6.1	x

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt (1)

Earnings	$159		$225		$225		$258		$244		53%	$859		$952
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(5)		(5)		(4)		(4)		20%	(18)		(18)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	—		(1)		(3)		(2)		—		—	—		(6)
	(5)		(6)		(8)		(6)		(4)		20%	(18)		(24)
Other	3		—		—		—		—		#	8		—
Total earnings	$157		$219		$217		$252		$240		53%	$849		$928

Fixed charges	$31		$34		$39		$42		$41		32%	$113		$156
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(5)		(5)		(4)		(4)		20%	(18)		(18)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	—		(1)		(3)		(2)		—		—	—		(6)
	(5)		(6)		(8)		(6)		(4)		20%	(18)		(24)
Other	5		—		—		—		—		#	10		—
Total fixed charges	$31		$28		$31		$36		$37		19%	$105		$132

Ratio of earnings to fixed charges without interest expense on non-recourse debt	5.1	x	7.8	x	7.0	x	7.0	x	6.5	x	27%	8.1	x	7.0	x

(1)       See definition of Ratio of Earnings to Fixed Charges included in this supplement.

#      Variance of 100% or greater.

B11

Ameriprise Financial, Inc.

Fourth Quarter 2006

Disclosed Items

	Asset Accumulation & Income			Protection
(in millions, unaudited)	Investment Gains (1)	EITF 04-5 (2)	Legal & Regulatory	Investment Gains(1)	Legal & Regulatory	Auto and Home (3)	Consolidated(4)
Revenues
Management, financial advice and service fees	$—	$(4)	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	21	(9)	—	6	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	18	—	—	—	—	—
Total revenues	21	5	—	6	—	—	—

Expenses
Compensation and benefits field	—	—	—	—	—	—	—
Compensation and benefits non-field	—	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	(9)	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
Other expenses	—	5	30	—	1	—	—
Total expenses	—	5	30	—	1	(9)	—

Income before tax provision	$21	$—	$(30)	$6	$(1)	$9	$—

Income tax (benefit)							$(16)

(1)    Pretax realized net investment gains and (losses).

(2)    In accordance with EITF 04-5, reflects consolidation of certain property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource.

(3)    Reserve release due to continued improvement in 2004 and 2005 accident year results in Auto and Home.

(4)    Tax benefit primarily due to a change in effective state income tax rate applied to deferred tax assets due to the separation from American Express.

C1

Ameriprise Financial, Inc.

Third Quarter 2006

Disclosed Items

	Asset Accumulation & Income				Protection
(in millions, unaudited)	DAC (1)	EITF 04-5 (2)	Investment Gains (3)	Amaranth (4)	DAC (1)	LTC (5)	Investment Gains (3)	Amaranth (4)	Consolidated (6)
Revenues
Management, financial advice and service fees	$—	$(1)	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	—	12	12	(15)	—	—	2	(5)	—
Premiums	—	—	—	—	—	15	—	—	—
Other revenues	—	28	—	—	(1)	—	—	—	—
Total revenues	—	39	12	(15)	(1)	15	2	(5)	—

Expenses
Compensation and benefits field	—	—	—	—	—	—	—	—	—
Compensation and benefits non-field	—	—	—	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	12	—	—	—	—
Amortization of deferred acquisition costs	14	—	—	—	(52)	—	—	—	—
Interest and debt expense	—	2	—	—	—	—	—	—	—
Other expenses	—	37	—	—	—	—	—	—	—
Total expenses	14	39	—	—	(40)	—	—	—	—

Income before tax provision	$(14)	$—	$12	$(15)	$39	$15	$2	$(5)	$—

Income tax expense (benefit)									$(13)

(1)       Annual DAC review (see below).

(2)       Consolidation of hedge fund limited partnerships managed by RiverSource and certain property fund limited partnerships managed by Threadneedle in accordance with EITF 04-5.

(3)       Pretax realized net investment gains and (losses).

(4)       Represents the pretax loss on a single externally-managed hedge fund investment.

(5)       Adjustment in premiums resulting from a review of the Company’s LTC reinsurance arrangement.

(6)       Decrease in tax expense as a result of the finalization of prior period tax returns.

The $25 million pretax benefit from DAC unlocking in the third quarter of 2006 consisted of:

•             a $25 million benefit from modeling improvements in increased product persistency;

•             a $15 million benefit from modeling improvements in mortality;

•             a $8 million increase from modeling lower variable product fund fee revenue;

•             a $8 million increase from modeling changes related to Variable Life Second to Die insurance; and

•             a $1 million benefit from other miscellaneous items.

C2

Ameriprise Financial, Inc.

Fourth Quarter 2005

Disclosed Items

	Asset Accumulation & Income		Protection	Corporate
(in millions, unaudited)	Threadneedle (1)	Investment Gains (2)	Investment Gains (2)	Investment Gains (2)	Consolidated (3)
Revenues
Management, financial advice and service fees	$(12)	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	6	(2)	1	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	(12)	6	(2)	1	—

Expenses
Compensation and benefits field	—	—	—	—	—
Compensation and benefits non-field	—	—	—	—	(9)
Interest credited to account values	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	—	—	—	—	—
Other expenses	(9)	—	—	—	—
Total expenses	(9)	—	—	—	(9)

Income before tax provision	$(3)	$6	$(2)	$1	$9

(1)             Reduction in revenue and expense as a result of hedge fund performance.

(2)             Pretax realized net investment gains and (losses).

(3)             Consolidated income statements show compensation and benefits non-field, which is included in “Other expenses” in the segments. This amount pertains to Threadneedle.

C3

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions unless otherwise noted, unaudited)	4Q 2005	YTD 2005	1Q 2006	2Q 2006	3Q 2006
Mutual funds and non-proprietary SPS wrap net flows (1)
Cash sales - as previously reported	$7,630	$31,045	$9,302	$8,993	$7,714
SIB cash sales	332	1,073	222	152	314
Cash sales - current presentation	$7,962	$32,118	$9,524	$9,145	$8,028

Threadneedle cash sales (1)
Cash sales - as previously reported	$2,423	$8,418	$2,198	$2,606	$2,391
SIB cash sales	332	1,073	222	152	314
Cash sales - current presentation	$2,755	$9,491	$2,420	$2,758	$2,705

Threadneedle Managed Mutual Funds (in billions) (2)
Previous presentation:
Market appreciation (depreciation)	$0.7	$2.3	$1.1	$(0.6)	$0.8
Other	(0.3)	(1.3)	0.3	0.5	0.2
Total	$0.4	$1.0	$1.4	$(0.1)	$1.0

Current presentation:
Market appreciation (depreciation)	$0.8	$2.4	$1.1	$(0.8)	$0.6
Foreign currency translation	(0.2)	(1.2)	0.1	0.7	0.4
Other	(0.2)	(0.2)	0.2	—	—
Total	$0.4	$1.0	$1.4	$(0.1)	$1.0

Threadneedle Managed Institutional Accounts (in billions) (2)
Previous presentation:
Market appreciation (depreciation)	$2.5	$10.3	$4.1	$(2.5)	$2.0
Other	(1.6)	(6.3)	1.3	4.6	3.0
Total	$0.9	$4.0	$5.4	$2.1	$5.0

Current presentation:
Market appreciation (depreciation)	$2.8	$11.1	$4.0	$(3.3)	$1.6
Foreign currency translation	(1.4)	(9.4)	0.7	4.4	2.8
Other	(0.5)	2.3	0.7	1.0	0.6
Total	$0.9	$4.0	$5.4	$2.1	$5.0

SAI Wrap Accounts (in billion) (3)
Previous presentation:
Net flows	$1.5	$2.9	$0.8	$0.8	$0.6
Market appreciation (depreciation) and other	(0.2)	—	0.3	(0.1)	(0.2)
Total	$1.3	$2.9	$1.1	$0.7	$0.4

Current presentation:
Net Flows	$1.5	$2.9	$0.6	$0.6	$0.3
Market appreciation (depreciation) and other	(0.2)	—	0.5	0.1	0.1
Total	$1.3	$2.9	$1.1	$0.7	$0.4

(1)             Mutual funds and non-proprietary SPS wrap net flows and Threadneedle cash sales appearing on page 5 have been adjusted to include the cash sales activity for Sterling Investment Bonds.

(2)             The net gain (loss) related to foreign currency translation of the underlying investments to Pounds Sterling was historically included in “Other.” They are now presented as part of “Market appreciation (depreciation).” The net gain (loss) related to the foreign currency translation from Pounds Sterling to US Dollars was historically included in “Other” and is now presented separately as “Foreign currency translation.” These revisions appear on pages 12 and 13, respectively.

(3)             SAI wrap Net flows and Market appreciation (depreciation) and other appearing on page 14 have been adjusted for all periods presented.

D1